UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 W. Chandler Blvd., Suite 130

Chandler, Arizona 85226

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MRAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Everspin Technologies, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (1) for or withheld with respect to the election of directors; (2) for, against or abstain for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (3) for, against or abstain for the approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Say-on-Pay”); and (4) with respect to the option of one year, two years or three years for the advisory vote on the frequency of future Say-on-Pay votes (“Say-on-Frequency”). Broker non-votes are also reported below, as applicable. The voting results of each of these proposals, which were described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 11, 2022, are set forth below.

Proposal 1:	Each of the six directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until the director’s death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Glen Hawk	10,623,077	73,254	3,660,378
Tara Long	10,626,873	69,458	3,660,378
Lawrence G. Finch	8,637,085	2,059,246	3,660,378
Geoffrey Ribar	8,731,643	1,964,688	3,660,378
Darin Billerbeck	10,572,548	123,783	3,660,378
Sanjeev Aggarwal, Ph.D.	10,619,758	76,573	3,660,378

Proposal 2:	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
14,103,620	218,612	34,477	—

Proposal 3:	The Say-on-Pay advisory vote was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
10,483,276	144,115	68,940	3,660,378

Proposal 4:	The option of one year received a plurality of the votes cast for the Say-on-Frequency advisory vote. The tabulation of votes on this matter was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,581,115	1,644,216	2,421,446	49,554	3,660,378

Disclosure Regarding Frequency of Future Say-on-Pay Votes

Based on the voting results for Proposal 4, the Company’s board of directors has determined to hold future Say-on-Pay advisory votes every year until the next required Say-on-Frequency advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.
Dated: May 27, 2022

	By:	/s/ Anuj Aggarwal
Anuj Aggarwal
Chief Financial Officer